                                                                 EXHIBIT 10.7


                        MASTER EQUIPMENT LEASE AGREEMENT


        This MASTER EQUIPMENT LEASE AGREEMENT (this "Lease") is entered into as of October 1, 1997 by and between Synchronous Network Solutions, Inc., a Delaware corporation ("Lessor"), and Ixia Communications, a California corporation ("Lessee").

        1. LEASE. Subject to the terms and conditions of this Lease, Lessor hereby agrees to lease to Lessee, and Lessee hereby agrees to lease from Lessor, the items of equipment, machinery, tools and other tangible personal property owned by Lessor and identified in any Equipment Schedule made a part of this Lease (the "Equipment"). For purposes of this Lease, an "Equipment Schedule" is a document signed by Lessor and Lessee (in substantially the form attached hereto as Exhibit 1) that identifies Equipment that is to be leased by Lessor to Lessee pursuant to the terms and conditions of this Lease and such additional terms and conditions as are contained in the applicable Equipment Schedule. Each Equipment Schedule, upon execution thereof, shall become an integral part of this Lease.

        2. ACQUISITION AGREEMENTS. Lessee has selected the Equipment and may have entered into with the vendor and/or manufacturer thereof (any such person, a "Vendor" or "Manufacturer") certain purchase, licensing or maintenance agreements with respect thereto (each, an "Acquisition Agreement"). Lessee shall transfer and assign to Lessor all of its rights (other than with respect to warranties), but none of its obligations (except for Lessee's obligation to pay for the Equipment, subject to Lessee's delivery to Lessor of a Certificate of Acceptance in accordance with Paragraph 7), in and to any Acquisition Agreement to which it is a party, including the right to take title to the Equipment.

        3. NO WARRANTIES BY LESSOR. LESSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, AND, AS TO LESSOR, LESSEE LEASES THE EQUIPMENT "AS IS." LESSOR SHALL HAVE NO LIABILITY FOR ANY LOSS, DAMAGE OR EXPENSE OF ANY KIND WHATSOEVER RELATING THERETO, INCLUDING WITHOUT LIMITATION ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER.

        4. CLAIMS AGAINST VENDOR AND/OR MANUFACTURER; ASSIGNMENT OF WARRANTIES. If the Equipment is not properly installed, does not operate as represented or warranted by Vendor and/or Manufacturer, or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against Vendor and/or Manufacturer, and shall, in all events, continue to pay to Lessor all rent and other amounts, if any, payable under this Lease. Lessor hereby assigns (to the extent assignable) to Lessee for the term of the Lease or until an Event of Default occurs hereunder, all of Lessor's rights under any and all warranties obtained by Lessor from any Vendor or Manufacturer of the Equipment.

        5. NON-CANCELLABLE LEASE. This Lease and any Equipment Schedule hereto cannot be canceled or terminated except as expressly provided herein. Lessee agrees that

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its obligation to pay all rent and other sums payable hereunder and the rights of Lessor in and to such rent are absolute and unconditional and are not subject to any abatement, reduction, setoff, defense, counterclaim or recoupment due or alleged to be due to, or by reason of, any past, present or future claims which Lessee may have against Lessor, any assignee, any Manufacturer or Vendor, or against any person for any reason whatsoever.

        6. ORDERING EQUIPMENT. Lessee shall arrange for delivery of the Equipment so that it can be accepted in accordance with Paragraph 7 hereof within 60 days after the date of the applicable Equipment Schedule or by such other date as may be set forth therein. Unless otherwise specified on the Equipment Schedule, Lessee shall be responsible for all transportation, packing, installation, testing and other charges in connection with the delivery, installation and use of the Equipment. Lessee hereby authorizes Lessor to insert in any Equipment Schedule hereunder the serial numbers and other identification data of Equipment when determined by Lessor.

        7. ACCEPTANCE. Lessee acknowledges that for purposes of receiving or accepting the Equipment from a Vendor or Manufacturer, Lessee is acting on Lessor's behalf. Upon delivery of the Equipment to Lessee and Lessee's inspection and acceptance thereof, Lessee shall furnish Lessor a written statement acknowledging receipt of the Equipment in good condition and repair and accepting it as satisfactory in all respects for the purposes of this Lease (the "Certificate of Acceptance").

        8. TERM. The term of this Lease shall commence as of the date hereof and, unless earlier terminated in accordance with Section 22 hereof, shall terminate on the later to occur of (i) the fifth anniversary of the date hereof or (ii) the expiration or termination of the last Equipment Schedule hereunder. The term of each Equipment Schedule shall be set forth therein.

        9. RENTAL. Unless otherwise set forth in the applicable Equipment Schedule, rent shall be payable commencing on the first day of the month following receipt and acceptance of the Equipment covered by an Equipment Schedule. The rental amount payable to Lessor by Lessee for the Equipment shall be as set forth in the Equipment Schedule(s). All rent payments shall be paid to Lessor at its address set forth on the Equipment Schedule or as otherwise directed by Lessor in writing.

        10. RENEWAL. If no Event of Default by Lessee shall have occurred and be continuing, Lessee, upon 30 days' prior written notice, shall be entitled to renew an Equipment Schedule with respect to all, but not less than all, of the Equipment thereunder for a minimum of 12 months. The renewal rent payable by Lessee shall be in an amount equal to the fair market rental value of the covered Equipment, as mutually agreed by Lessor and Lessee. Unless otherwise agreed by Lessor and Lessee, any such renewal rent shall be payable on the same dates and in the same manner as the rent payable under the applicable Equipment Schedule prior to the expiration thereof.

        11. LOCATION; INSPECTION; LABELS. The Equipment shall be delivered to and shall not be removed without Lessor's prior written consent from the "Equipment Location" shown on the related Equipment Schedule. Lessor shall have the right to inspect the Equipment


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at any reasonable time upon reasonable notice. Upon request by Lessor, Lessee shall conspicuously mark or affix labels to the Equipment stating that the Equipment is owned by Lessor.

        12. REPAIRS; USE; ALTERATIONS. Lessee, at its own cost and expense, shall keep the Equipment in good repair and working order, in the same condition as when delivered to Lessee, ordinary wear, tear, depreciation and obsolescence excepted, and in accordance with the Manufacturer's recommended specifications; shall use the Equipment lawfully; shall not alter the Equipment without Lessor's prior written consent, shall use the Equipment in compliance with any existing Manufacturer's service and warranty requirements and any insurance policies applicable to the Equipment and shall furnish all parts and servicing required therefor. All parts, repairs, additions, alterations and attachments placed on or incorporated into the Equipment which cannot be removed without damage to the Equipment shall immediately become part of the Equipment and shall be the property of the Lessor. Lessee will obtain and maintain all permits, licenses and registrations necessary to lawfully operate the facility where the Equipment is located. Lessee shall comply with all applicable environmental and industrial safety and hygiene laws, rules and regulations (including but not limited to federal, state and local environmental protection, occupational, health and safety or similar laws, ordinances and restrictions).

        13. RETURN OF EQUIPMENT. Provided that Lessee does not exercise its Purchase Option as set forth in this Lease, following the termination of this Lease for any reason, Lessee shall return the Equipment to Lessor in the same condition in which it was received by Lessee, except for ordinary wear, tear, depreciation and obsolescence. Following any such termination, Lessee shall, during regular business hours, make the Equipment available at the premises on which the Equipment is then located for pick-up and removal by Lessor, and Lessor shall pay all expenses for pick-up and removal of the Equipment.

        14. LOSS OR DAMAGE. Lessee shall bear the entire risk of loss, theft, destruction of or damage to the Equipment or any item thereof (herein, "Loss or Damage") from any cause whatsoever. No Loss or Damage shall relieve Lessee of the obligation to pay rent or of any other obligation under this Lease. In the event of Loss or Damage, Lessee, at its option, shall either (i) place the same in good condition and repair or (ii) replace the same with like equipment acceptable to Lessor in good condition and repair with clear title thereto in Lessor. Notwithstanding the foregoing, Lessor and Lessee may terminate the Equipment Schedule or portion thereof applicable to the affected Equipment upon payment of such amount in respect of the remaining rent and fair market value of the Equipment as Lessor and Lessee may agree.

        15. INSURANCE. Lessee shall provide, maintain and pay for (i) all risk property insurance against the loss or theft of or damage to the Equipment, for the full replacement value thereof, and (ii) commercial general liability insurance. All such policies shall name Lessor as an additional insured and shall have combined single limits in amounts acceptable to Lessor. All such insurance policies shall be endorsed to be primary and non-contributory to any policies maintained by Lessor. All insurance shall be placed with companies satisfactory to Lessor and

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shall contain the insurer's agreement to give 30 days' written notice to Lessor before cancellation or any material change of any policy of insurance.

        16. TAXES. Lessee shall reimburse to Lessor (or pay directly if, but only if, instructed by Lessor) all charges and taxes (local, state and federal) which may now or hereafter be imposed or levied upon the sale, purchase, ownership, leasing, possession or use of the Equipment; excluding, however, all income taxes levied on (i) any rental payments made to Lessor hereunder, (ii) any payment made to Lessor in connection with Loss or Damage to the Equipment under Paragraph 14 hereof or (iii) any payment made to Lessor in connection with Lessee's exercise of its Purchase Option.

        17. ENCUMBRANCES OR LIENS.

            17.1 Lessee shall not, without the prior written consent of Lessor, pledge, encumber, create a security interest in or permit any lien to become effective on any item of the Equipment, and Lessee shall promptly notify Lessor of any liens, charges or other encumbrances affecting the Equipment of which Lessee has knowledge. Lessee shall keep the Equipment and all right, title and interest therein free and clear of all liens, charges and encumbrances other than the interest of Lessor.

            17.2 Lessor shall not pledge, encumber, create a security interest in or permit any lien to become effective on any item of the Equipment, and Lessor shall promptly notify Lessee of any liens, charges or other encumbrances affecting the Equipment of which Lessor has knowledge. Lessor shall keep the Equipment and all right, title and interest therein free and clear of all liens, charges and encumbrances other than the interest of Lessee.

        18. INDEMNITY. Lessee shall indemnify Lessor against and hold Lessor harmless from any and all claims, actions, damages, costs, expenses (including reasonable attorneys' fees), obligations, liabilities and liens (including any of the foregoing arising or imposed under the doctrines of "strict liability" or "product liability" and including, without limitation, the cost of any fines, remedial action, damage to the environment and cleanup and the fees and costs of consultants and experts), arising out of the manufacture, purchase, lease, ownership, possession, operation, condition, return or use of the Equipment, or by operation of law, excluding, however, any of the foregoing resulting from the sole negligence or willful misconduct of Lessor. Lessee agrees that upon written notice by Lessor of the assertion of such a claim, action, damage, obligation, liability or lien, Lessee shall assume full responsibility for the defense thereof. Lessee's choice of counsel shall be mutually acceptable to both Lessee and Lessor.

        19. ASSIGNMENT.

            19.1 Lessee shall not assign this Lease or any interest in this Lease or the Equipment, or sublet any of the Equipment, without the express prior written consent of Lessor, which consent shall not be unreasonably withheld; provided, however, that Lessee may assign its rights under this Lease to an affiliate of Lessee or to the surviving corporation in the event of a merger, reorganization or consolidation as a result of which Lessee is not the surviving

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

corporation. In the event of any such assignment by Lessee, Lessee's assignee shall have all the rights, powers, privileges, remedies and obligations of Lessee set forth in this Lease.

            19.2 Lessor shall not assign this Lease or any of its rights herein without the express prior written consent of Lessee, which consent shall not be unreasonably withheld. In the event of any such assignment by Lessor, Lessor's assignee shall have all of the rights, powers, privileges, remedies and obligations of Lessor set forth in this Lease.

            19.3 This Lease shall be binding upon and inure to the benefit of Lessee and Lessor and their respective permitted successors and assigns.

        20. REPRESENTATIONS AND WARRANTIES. Each party hereby represents and warrants to the other party that: (i) all action on the part of such party necessary for the execution, delivery and performance of this Lease by such party has been taken, (ii) this Lease is a legal, valid and binding obligation of such party enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies and (iii) the execution and delivery of, and the performance of the obligations under, this Lease by such party does not and will not contravene or result in any breach of any law or of any regulation, order, writ, injunction or decree of any court, tribunal, governmental body, authority, agency or instrumentality, nor do or will such execution, delivery or performance violate, conflict with or result in (or with notice or lapse of time or both result in) a breach of or a default under any term or provision of any agreement, oral or written, to which such party is a party or is bound.

        21. DEFAULT.

            21.1 The occurrence of any of the following events shall constitute an "Event of Default by Lessee" under this Lease:

               (i) The failure by Lessee to pay any rent payment payable to Lessor hereunder within 30 days after its due date;

               (ii) The failure by Lessee to perform any of its obligations hereunder, which failure continues uncured for a period of 30 days following Lessor's written notice to Lessee thereof; or

               (iii) The institution by or against Lessee of any proceeding under any bankruptcy, insolvency or debtor's relief law, which proceeding is not dismissed within 60 days, the appointment of a receiver for Lessee or its property or any assignment by Lessee for the benefit of its creditors.

            21.2 The failure by Lessor to perform any of its obligations hereunder, which failure continues uncured for a period of 30 days following Lessee's written notice to Lessor thereof, shall constitute an "Event of Default by Lessor" under this Lease.


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        22. REMEDIES UPON EVENT OF DEFAULT.

            22.1 Upon the occurrence of any Event of Default by Lessee, and at any time as long as such Event of Default by Lessee continues, Lessor may, at its option, declare this Lease to be in default and exercise any one or more of the following remedies:

               (i) Terminate this Lease by written notice to Lessee, which termination shall be effective upon delivery of such notice to Lessee;

               (ii) Demand that Lessee return the Equipment to Lessor immediately in accordance with Section 13 hereof;

               (iii)  Proceed to recover damages for breach of this Lease; and

               (iv) Exercise all rights and remedies available to Lessor at law or in equity, including, without limitation, those under the California Commercial Code.

            22.2 After any Event of Default by Lessee, Lessee shall reimburse Lessor for all reasonable costs and expenses (including attorneys' fees) of enforcement of Lessor's rights and remedies under this Section 22.

            22.3 Upon the occurrence of any Event of Default by Lessor, and at any time as long as such Event of Default by Lessor continues, Lessee may, at its option, declare this Lease to be in default and exercise any one or more of the following remedies:

               (i) Terminate this Lease by written notice to Lessor, which termination shall be effective upon delivery of such notice to Lessor; and

               (ii) Exercise all rights and remedies available to Lessee at law or in equity, including, without limitation, those under the California Commercial Code.

            22.4 After any Event of Default by Lessor, Lessor shall reimburse Lessee for all reasonable costs and expenses (including attorneys' fees) of enforcement of Lessee's rights and remedies under this Section 22.

        23. FURTHER ASSURANCES. Lessee shall promptly execute and deliver to Lessor such documents, including without limitation Uniform Commercial Code financing statements, and take such actions as Lessor may from time to time reasonably request to protect its interests in the Equipment and under this Lease. Lessor shall take such actions as are reasonably requested by Lessee to vest in Lessee the benefits of this Lease.

        24. OWNERSHIP; PERSONAL PROPERTY. The Equipment shall at all times remain the property of Lessor and Lessee shall have no right, title or interest therein or thereto,



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

except as expressly set forth in this Lease, and the Equipment shall at all times be and remain personal property notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner, affixed or attached to real property or any improvements thereon.

        25. PURCHASE OPTION. If no Event of Default by Lessee shall have occurred and be continuing, Lessee shall be entitled, at its option upon written notice to Lessor, which notice must be received by Lessor at least 90 days prior to the end of the term or any renewal term of any Equipment Schedule, to purchase all, but not less than all, of the Equipment covered by such Equipment Schedule from Lessor at the end of the term or any renewal term for such Equipment Schedule at a purchase price equal to the then fair market value of the Equipment, as mutually agreed by Lessor and Lessee (the "Purchase Option"). On a date which is no later than the expiration date of the term or any renewal term, as applicable, of an Equipment Schedule, Lessee shall pay to Lessor the purchase price for the Equipment covered by such Equipment Schedule (plus any taxes levied thereon) and Lessor shall sell the Equipment "as-is, where-is" without any warranties expressed or implied.

        26. LESSOR'S PAYMENT. If Lessee fails to provide or maintain the insurance required pursuant to Paragraph 15 hereof, to pay any taxes, charges and fees as required by this Lease, or to discharge any levies, liens and encumbrances created by Lessee, Lessor shall have the right, but shall not be obligated, to obtain such insurance, pay such taxes, charges and fees, or effect such discharge. In that event, Lessee shall remit to Lessor the cost thereof with the next rental payment.

        27. MISCELLANEOUS.

            27.1 Survival. The obligations set forth in Sections 16, 18, 22 and 23 hereof and this Section 27 shall survive any termination of this Agreement for any reason.

            27.2 Notices. Any notice, request, demand, statement, authorization, approval or consent required or permitted under this Lease shall be in writing and shall be made by, and deemed duly given upon, (a) deposit in the mail, postage prepaid, registered or certified, return receipt requested, (b) personal delivery, (c) delivery to an overnight courier of recognized reputation, or (d) facsimile transmission (with confirmation by mail), as follows, or to such other address and/or such additional parties as either party may specify by notice given in accordance with this Section 20.2:

If to Lessor:                Synchronous Network Solutions, Inc.
                             c/o Rager Bell Doskocil & Meyer CPAs
                             1411 West 190th Street, Suite 500
                             Gardena, CA  90248-4326
                             Attention:  Jon F. Rager
                             Facsimile:  (310) 323-4301


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

If to Lessee:                Ixia Communications
                             4505 Las Virgenes Road
                             Suite 209
                             Calabasas, CA  91302
                             Attention:  President
                             Facsimile:  (818) 871-1805

All such notices and communications hereunder shall be deemed given upon personal delivery, seven business days after deposit in the mail, two business days following deposit with any international courier service of recognized reputation or one business day after transmission by telecopier.

            27.3 Entire Agreement. This Lease constitutes the entire contract between the parties with respect to the subject matter covered by this Lease and supersedes all previous discussions, negotiations, oral or written, representations, statements, arrangements, agreements and understandings, if any, by and between the parties with respect to the subject matter covered by this Lease other than those herein, and any such discussions, negotiations, oral or written, representations, statements, arrangements, agreements and understandings are hereby canceled and terminated in all respects. This Lease may not be amended, changed or modified except by a writing duly executed by the parties hereto or their duly authorized representatives. The parties have made no representations or warranties not expressly set forth in this Lease.

            27.4 Severability. In the event any provision of this Lease or the application thereof to any circumstance shall be held by a court of competent jurisdiction to be invalid, illegal or unenforceable, it shall be construed to be limited or reduced so as to be enforceable to the maximum extent allowed by applicable law as it shall then be in force, and if such construction shall not be feasible, then such provision shall be deemed to be deleted herefrom in any action before that court, and all other provisions of this Lease shall remain in full force and effect.

            27.5 Remedies. All rights and remedies of the parties are separate and cumulative, and no one of them, whether exercised or not, shall be deemed to be to the exclusion of or to limit or prejudice any other legal or equitable rights or remedies which the parties may have. The parties shall not be deemed to waive any of their rights or remedies under this Lease unless such waiver is in writing and signed by the party to be bound. No delay or omission on the part of either party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

            27.6 Headings. The headings contained in this Lease are for convenience only and are not a part of this Lease, and do not in any way interpret, limit or amplify the scope, extent or intent of this Lease, or any of the provisions of this Lease.


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

            27.7 Counterparts. This Lease and any Equipment Schedule hereto may be executed in counterparts, each of which shall constitute an original, but which together shall constitute one and the same agreement.

            27.8 Attorneys' Fees. In the event of any legal action under this Lease, then the prevailing party in such action shall be entitled to have and recover from the other party all costs and expenses (including attorneys' fees) incurred in such action and any appeal therefrom.

            27.9 Expenses. Except as otherwise expressly provided for in this Lease, each of the parties shall pay its own expenses in connection with the negotiation, preparation and execution of this Lease and any Equipment Schedules or other related documents and the consummation of the transactions consummated herein and therein.

            27.10 Choice of Law and Forum. The rights and obligations of the parties hereto shall be construed and enforced in accordance with and governed by the internal laws (and not the conflict of laws principles) of California. Any action or proceeding arising out of, relating to or concerning this Lease, including, without limitation, any claim of breach of contract, shall be filed in the Superior Court of the State of California for the County of Los Angeles or in the United States District Court for the Central District of California and in no other location. The parties hereby waive the right to object to such location on the basis of venue or forum non conveniens.

            27.11 No Third Party Beneficiaries. Neither this Lease nor any provision hereof, nor any document or instrument executed or delivered pursuant hereto, shall be deemed to create any right in favor of or impose any obligation upon any person or entity other than the parties hereto and their respective permitted successors and assigns.

            27.12 Legal Advice and Construction of Agreement. Each party represents that it has received independent legal advice with respect to the preparation of, and the advisability of entering into, this Lease and neither has been entitled to rely upon nor has in fact relied upon the legal or other advice of the other party or such other party's counsel in entering into this Lease. Each party has participated in the drafting and preparation of this Lease, and, accordingly, in any construction or interpretation of this Lease, the same shall not be construed against either party by reason of the source of drafting.

            27.13 Parties' Understanding. Each party represents that it has carefully read this Lease, that this Lease has been fully explained to it by its attorney, that it fully understands the final and binding effect of this Lease, that the only promises made to it to sign this Lease are those stated above, and that it is signing this Lease voluntarily.

            27.14 Force Majeure. No party hereto shall be deemed in default if its performance of obligations hereunder is delayed or becomes impossible or impractical by reason of any act of God, war, fire, earthquake, strike, civil commotion, epidemic or any other cause beyond such party's reasonable control.


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

            27.15 Limitation of Damages. Except as expressly set forth herein, in any action or proceeding arising out of, relating to or concerning this Lease, including, without limitation, any claim of breach of contract, liability shall be limited to compensatory damages proximately caused by such breach and no party shall, under any circumstances, be liable to the other party for consequential, incidental, indirect or special damages, including but not limited to lost profits or income, even if such party has been apprised of the likelihood of such damages occurring.

        IN WITNESS WHEREOF, the parties have executed this Master Lease Agreement effective as of the date first set forth above.


                      Lessor:        SYNCHRONOUS NETWORK SOLUTIONS, INC.


                                     By:      /s/ Jon F. Rager
                                        ----------------------------------------
                                          Jon F. Rager, Chief Financial Officer
                                              and Treasurer



                      Lessee:        IXIA COMMUNICATIONS


                                     By:      /s/ Errol Ginsberg
                                        ----------------------------------------
                                          Errol Ginsberg, President


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

                  EXHIBIT 1 TO MASTER EQUIPMENT LEASE AGREEMENT


                                                  EQUIPMENT SCHEDULE NO. ______


                                    Lessee:       IXIA COMMUNICATIONS
                                    Address:      4505 Las Virgenes Road,
                                                  Suite 209
                                                  Calabasas, CA  91302

        1. LEASE OF SPECIFIED EQUIPMENT. This Equipment Schedule No. _______ dated as of ______________ is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Equipment Lease Agreement (the "Master Lease") dated as of October 1, 1997 between Synchronous Network Solutions, Inc. ("Lessor") and Ixia Communications ("Lessee"), for the lease of the equipment described in Schedule A attached hereto (the "Equipment"). This Equipment Schedule shall constitute a separate, distinct and independent lease of the Equipment and an independent contractual obligation of Lessee. References to the "the Lease" or "this Lease" shall mean and refer to this Equipment Schedule, together with the Master Lease and all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with this Equipment Schedule, all as the same may be amended or modified from time to time. All capitalized terms used herein without definition shall have the meanings set forth or referred to in the Master Lease. By its execution and delivery of this Equipment Schedule, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Master Lease, as of the date hereof, and further represents and warrants to Lessor that no Event of Default by Lessee, and no event or condition which with notice or the passage of time or both would constitute an Event of Default by Lessee, has occurred and is continuing as of the date hereof.

        2. ACQUISITION COST. The acquisition cost of the Equipment is $_____________.

        3. (a) LEASE TERM. The term of this Equipment Schedule shall commence on the date hereof and shall continue for a period of ____ months thereafter, plus any renewal or extended term applicable in accordance with the terms of the Master Lease.

           (b) RENTAL PAYMENTS. Lessee shall pay to Lessor ___consecutive rental payments of $_____ each, commencing ____________ and continuing [MONTHLY][QUARTERLY] thereafter for the remaining term of this Equipment Schedule. Rental payments shall be payable to Lessor at its offices at 1411 West 190th Street, Suite 500, Gardena, California 90248.

        4. EQUIPMENT LOCATION(s). The Equipment will be located at the following location(s):

        5. TAXES. Lessor will invoice Lessee for all sales, use and/or personal property taxes as and when due and payable in accordance with applicable law, unless Lessee delivers to Lessor a valid exemption certificate with respect to such taxes. Delivery of such certificate shall constitute Lessee's representation and warranty that no such taxes shall become due and payable with respect to the Equipment, and Lessee shall indemnify and hold harmless Lessor from and against any and all liability or damages, including late charges and interest which Lessor may incur by reason of the assessment of such taxes.

Dated as of _______________________________.


SYNCHRONOUS NETWORK SOLUTIONS, INC.        IXIA COMMUNICATIONS


By:_______________________________         By:__________________________________

Name:_____________________________         Name:________________________________

Title:____________________________         Title:_______________________________



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
                                              EQUIPMENT SCHEDULE NO. 1

                                Lessee:       IXIA COMMUNICATIONS
                                Address:      4505 Las Virgenes Road, Suite 209
                                              Calabasas, CA  91302

        1. LEASE OF SPECIFIED EQUIPMENT. This Equipment Schedule No. 1 dated as of October 1, 1997 is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Equipment Lease Agreement (the "Master Lease") dated as of October 1, 1997 between Synchronous Network Solutions, Inc. ("Lessor") and Ixia Communications ("Lessee"), for the lease of the equipment described in Schedule A attached hereto (the "Equipment"). This Equipment Schedule shall constitute a separate, distinct and independent lease of the Equipment and an independent contractual obligation of Lessee. References to the "the Lease" or "this Lease" shall mean and refer to this Equipment Schedule, together with the Master Lease and all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with this Equipment Schedule, all as the same may be amended or modified from time to time. All capitalized terms used herein without definition shall have the meanings set forth or referred to in the Master Lease. By its execution and delivery of this Equipment Schedule, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Master Lease, as of the date hereof, and further represents and warrants to Lessor that no Event of Default by Lessee, and no event or condition which with notice or the passage of time or both would constitute an Event of Default by Lessee, has occurred and is continuing as of the date hereof.

        2. ACQUISITION COST. The acquisition cost of the Equipment is $47,500.46.

        3. (a) LEASE TERM. The term of this Equipment Schedule shall commence on the date hereof and shall continue for a period of 36 months thereafter until October 1, 2000, plus any renewal or extended term applicable in accordance with the terms of the Master Lease.

           (b) RENTAL PAYMENTS. Lessee shall pay to Lessor 12 consecutive rental payments of $4,372.84 each, commencing November 1, 1997 and continuing thereafter on or before each February 1, May 1, August 1 and November 1 during the term of this Equipment Schedule, with the last such payment being due and payable on August 1, 2000. Rental payments shall be payable to Lessor at its offices at 1411 West 190th Street, Suite 500, Gardena, California 90248.

        4. EQUIPMENT LOCATION(s). The Equipment will be located at the following location(s):

                        4505 Las Virgenes Road, Suite 209
                        Calabasas, CA 91302

        5. TAXES. Lessor will invoice Lessee for all sales, use and/or personal property taxes as and when due and payable in accordance with applicable law, unless Lessee delivers to Lessor a valid exemption certificate with respect to such taxes. Delivery of such certificate shall constitute Lessee's representation and warranty that no such taxes shall become due and payable with respect to the Equipment, and Lessee shall indemnify and hold harmless Lessor from and against any and all liability or damages, including late charges and interest which Lessor may incur by reason of the assessment of such taxes.

Dated as of October 1, 1997.


Synchronous Network Solutions Inc.                 Ixia Communications


By:     /s/ Jon F. Rager                           By:    /s/ Errol Ginsberg
   ------------------------------------------         ----------------------------------------
Name:   Jon F. Rager                               Name:  Errol Ginsberg
      ---------------------------------------            -------------------------------------
Title:  Chief Financial Officer and Treasurer      Title: President
        -------------------------------------             ------------------------------------

                                   SCHEDULE A
                                       TO
                            EQUIPMENT SCHEDULE NO. 1


Please see the attached.

                        MASTER EQUIPMENT LEASE AGREEMENT
                                     BETWEEN
                       SYNCHRONOUS NETWORK SOLUTIONS, INC.
                                       AND
                               IXIA COMMUNICATIONS


                                  ATTACHMENT TO
                                   SCHEDULE A
                           TO EQUIPMENT SCHEDULE NO. 1




One - Hewlett Packard HP 16500C Logic Analyzer equipment
        (S/N US37130156)

Two - Hewlett Packard HP 16555A Timing Card
        (S/N US34471658 & US3447144)

Four - TEK P6243  -  TEK Active Probe

One - Tektronix TDS 754A equipment  (Ref  PO#  121860)

                                               AMENDED AND RESTATED
                                               EQUIPMENT SCHEDULE NO. 2

                                 Lessee:       IXIA COMMUNICATIONS
                                 Address:      4505 Las Virgenes Road, Suite 209
                                               Calabasas, CA  91302

        1. LEASE OF SPECIFIED EQUIPMENT. This Amended and Restated Equipment Schedule No. 2 (this "Equipment Schedule") dated as of March 20, 1998 is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Equipment Lease Agreement (the "Master Lease") dated as of October 1, 1997 between Synchronous Network Solutions, Inc. ("Lessor") and Ixia Communications ("Lessee"), for the lease of the equipment described in Schedule A attached hereto (the "Equipment"). This Equipment Schedule supersedes and replaces in its entirety Equipment Schedule No. 2 as previously executed by Lessor and Lessee. This Equipment Schedule shall constitute a separate, distinct and independent lease of the Equipment and an independent contractual obligation of Lessee. References to the "the Lease" or "this Lease" shall mean and refer to this Equipment Schedule, together with the Master Lease and all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with this Equipment Schedule, all as the same may be amended or modified from time to time. All capitalized terms used herein without definition shall have the meanings set forth or referred to in the Master Lease. By its execution and delivery of this Equipment Schedule, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Master Lease, as of the date hereof, and further represents and warrants to Lessor that no Event of Default by Lessee, and no event or condition which with notice or the passage of time or both would constitute an Event of Default by Lessee, has occurred and is continuing as of the date hereof.

        2. ACQUISITION COST. The acquisition cost of the Equipment is $6,175.90.

        3. (a) LEASE TERM. The term of this Equipment Schedule shall commence on the date hereof and shall continue until October 1, 2000, plus any renewal or extended term applicable in accordance with the terms of the Master Lease.

           (b) RENTAL PAYMENTS. Lessee shall pay to Lessor 10 consecutive rental payments of $672.28 each, commencing May 1, 1998 and continuing thereafter on or before each August 1, November 1, February 1 and May 1 during the term of this Equipment Schedule, with the last such payment being due and payable on August 1, 2000. Rental payments shall be payable to Lessor at its offices at 1411 West 190th Street, Suite 500, Gardena, California 90248.

        4. EQUIPMENT LOCATION(s). The Equipment will be located at the following location(s):

                        4505 Las Virgenes Road, Suite 209
                        Calabasas, CA 91302

        5. TAXES. Lessor will invoice Lessee for all sales, use and/or personal property taxes as and when due and payable in accordance with applicable law, unless Lessee delivers to Lessor a valid exemption certificate with respect to such taxes. Delivery of such certificate shall constitute Lessee's representation and warranty that no such taxes shall become due and payable with respect to the Equipment, and Lessee shall indemnify and hold harmless Lessor from and against any and all liability or damages, including late charges and interest which Lessor may incur by reason of the assessment of such taxes.

Dated as of March 20, 1998.


Synchronous Network Solutions Inc.                Ixia Communications


By: /s/ Jon F. Rager                              By:  /s/ Errol Ginsberg
    -----------------------------------------          --------------------------------------

Name: Jon F. Rager                                Name:  Errol Ginsberg
      ---------------------------------------            ------------------------------------

Title: Chief Financial Officer and Treasurer      Title: President
       --------------------------------------            ------------------------------------

                                   SCHEDULE A
                                       TO
                            EQUIPMENT SCHEDULE NO. 2


Two WinBook Notebook Computers, XL P266 4.0 T13.3 20X/MSB 4.0, Serial Nos. RCN406W2118N51 and RCN406W2118N49

Two WinBook XL64MBW/4MX16 144PED03.3V 60

Two WinBook Canvas Notecases

                                               EQUIPMENT SCHEDULE NO. 3

                                  Lessee:      IXIA COMMUNICATIONS
                                  Address:     4505 Las Virgenes Road, Suite 209
                                               Calabasas, CA  91302

        1. LEASE OF SPECIFIED EQUIPMENT. This Equipment Schedule No. 3 dated as of May 20, 1998 is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Equipment Lease Agreement (the "Master Lease") dated as of October 1, 1997 between Synchronous Network Solutions, Inc. ("Lessor") and Ixia Communications ("Lessee"), for the lease of the equipment described in Schedule A attached hereto (the "Equipment"). This Equipment Schedule shall constitute a separate, distinct and independent lease of the Equipment and an independent contractual obligation of Lessee. References to the "the Lease" or "this Lease" shall mean and refer to this Equipment Schedule, together with the Master Lease and all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with this Equipment Schedule, all as the same may be amended or modified from time to time. All capitalized terms used herein without definition shall have the meanings set forth or referred to in the Master Lease. By its execution and delivery of this Equipment Schedule, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Master Lease, as of the date hereof, and further represents and warrants to Lessor that no Event of Default by Lessee, and no event or condition which with notice or the passage of time or both would constitute an Event of Default by Lessee, has occurred and is continuing as of the date hereof.

        2. ACQUISITION COST. The acquisition cost of the Equipment is $4,551.46.

        3. (a) LEASE TERM. The term of this Equipment Schedule shall commence on the date hereof and shall continue until October 1, 2000, plus any renewal or extended term applicable in accordance with the terms of the Master Lease.

           (b) RENTAL PAYMENTS. Lessee shall pay to Lessor 9 consecutive rental payments of $549.10 each, commencing August 1, 1998 and continuing thereafter on or before each November 1, February 1, May 1 and August 1 during the term of this Equipment Schedule, with the last such payment being due and payable on August 1, 2000. Rental payments shall be payable to Lessor at its offices at 1411 West 190th Street, Suite 500, Gardena, California 90248.

        4. EQUIPMENT LOCATION(s). The Equipment will be located at the following location(s):

                      4505 Las Virgenes Road, Suite 209
                      Calabasas, CA  91302

        5. TAXES. Lessor will invoice Lessee for all sales, use and/or personal property taxes as and when due and payable in accordance with applicable law, unless Lessee delivers to Lessor a valid exemption certificate with respect to such taxes. Delivery of such certificate shall constitute Lessee's representation and warranty that no such taxes shall become due and payable with respect to the Equipment, and Lessee shall indemnify and hold harmless Lessor from and against any and all liability or damages, including late charges and interest which Lessor may incur by reason of the assessment of such taxes.

Dated as of May 20, 1998.


Synchronous Network Solutions Inc.                Ixia Communications


By:    /s/ Jon F. Rager                           By:    /s/ Errol Ginsberg
       -------------------------------------          ---------------------------------------
Name:  Jon F. Rager                               Name:  Errol Ginsberg
       -------------------------------------            -------------------------------------
Title: Chief Financial Officer and Treasurer      Title: President
       -------------------------------------             ------------------------------------

                                   SCHEDULE A
                                       TO
                            EQUIPMENT SCHEDULE NO. 3


Dell Dimension XPS R400MHz Pentium II Minitower Base with MMX Technology and 512K Cache

MICROSOFT PS2 Intellimouse

Silitek Quiet Key, 104 Key Keyboard

245MB 100MHz SDRAM Memory

14/32X EIDE CD ROM

Dell 1000LS 17" Color Monitor, with 15.9" Viewable Image Size, Model #D1028L

STB nViDIA 4MB AGP Video Card

3.5 1.44 MB Floppy Drive

8.4 GB EIDE Ultra ATA Hard Drive

Microsoft IE4.0

McAfee VirusScan 3.1 CD, Online Documentation

W98 Upgrade Eligibility

WINDOWS '95 CD

MS BookShelf `98, CD & Manual

MS OFFICE 97 Small Business Edition, CD

Microsoft Windows NT Server 4.0 5 CAL NT CD (including MS WIN NT SERVER V4.0
      Client Access Licenses)